UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 21, 2022

PacWest Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-36408	33-0885320
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

9701 Wilshire Blvd., Suite 700, Beverly Hills, California 90212

(Address of principal executive offices and zip code)

(310) 887-8500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	PACW	The Nasdaq Stock Market, LLC

Depositary Shares, each representing a 1/40th interest in a share of 7.75% fixed rate reset non-cumulative perpetual preferred stock, Series A	PACWP	The Nasdaq Stock Market, LLC
(Title of Each Class)	(Trading Symbol)	(Name of Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer and President

PacWest Bancorp (the “Company”) today announced the appointment of Paul W. Taylor as Chief Executive Officer (“CEO”) and President of the Company and its wholly-owned subsidiary, Pacific Western Bank (the “Bank”), effective January 1, 2023. Mr. Taylor’s appointment follows the Company’s previously-announced plan to appoint him as the successor for Matthew P. Wagner, current CEO of the Company, upon Mr. Wagner’s retirement.

Mr. Taylor, 62, joined the Company on July 1, 2022 as President of the Company and the Bank. He joined the Company’s Board of Directors (the “Company Board”) and the Bank’s Board of Directors (the “Bank Board”) on January 29, 2021. Prior to joining the Company, Mr. Taylor served as chief executive officer, president and a director of Opus Bank from 2019 until its acquisition in 2020 and as chief executive officer, president and a director of Guaranty Bancorp and chief executive officer and chairman of the board of directors of Guaranty Bank and Trust Company, a banking subsidiary of Guaranty Bancorp, from 2011 through 2018. Prior to that, Mr. Taylor held various positions, including executive vice president, chief financial and operating officer and secretary of Guaranty Bancorp.

In connection with Mr. Taylor’s appointment as CEO and President, the Company Board approved the following compensation for Mr. Taylor, effective upon such appointment: (i) an annual base salary of $1,000,000; (ii) a target annual cash bonus opportunity equal to 150% of Mr. Taylor’s annual base salary, payable in accordance with the Company’s Executive Incentive Plan (the “EIP”); (iii) eligibility to participate in the Company’s long term incentive plan and to receive equity incentive awards valued at 250% of his annual base salary, comprised of time-based restricted stock awards (“TRSAs”) and performance-based restricted stock units (“PRSUs”); (iv) eligibility to participate in the Company’s Change in Control Severance Plan, which is described in the Company’s 2022 Proxy Statement (the “Proxy Statement”), with a potential change in control severance payment equal to 300% of the sum of Mr. Taylor’s annual base salary and target EIP award; and (v) eligibility to participate in the executive benefits as described in the Proxy Statement.

Transition of Company Board Leadership

Following Mr. Wagner’s retirement from the position of CEO, Mr. Wagner will transition to the role of Executive Chairman of the Company Board and the Bank Board for a one-year term, effective January 1, 2023. The Company Board approved the following compensation for Mr. Wagner for such service: (i) an annual base salary remaining at $1,000,000; (ii) a target annual cash bonus opportunity remaining at a level equal to 200% of Mr. Wagner’s annual base salary, payable in accordance with the EIP; (iii) continued eligibility to participate in the Company’s Change in Control Severance Plan as described in the Proxy Statement, with a potential change in control severance payment equal to 300% of the sum of Mr. Wagner’s annual base salary and target EIP award; (iv) eligibility to participate in the executive benefits as described in the Proxy Statement; and (v) continued access to limited personal use of corporate aircraft. Mr. Wagner will not receive further equity incentive awards in his role as Executive Chairman. In connection with Mr. Wagner’s transition to Executive Chairman of the Company Board, John M. Eggemeyer, III, current Chairman of the Company Board, will transition to the role of Lead Director of the Company Board, effective January 1, 2023.

Departure of Chief Financial Officer

The Company also announced that Bart R. Olson’s employment as the Executive Vice President, Chief Financial Officer of the Company will terminate on November 27, 2022, at which time Mr. Olson will transition to the role of Executive Vice President, Finance, through February 28, 2023, retaining his current base salary through such date. In connection with his departure, Mr. Olson will be entitled to severance benefits equal to one year of base salary and twelve months of Company-paid medical, dental and vision coverage following his last day of employment, contingent upon Mr. Olson signing and not rescinding a release of claims in favor of the Company.

Appointment of Chief Financial Officer

In connection with Mr. Olson’s transition to Executive Vice President, Finance, the Company announced the appointment of Kevin L. Thompson as Executive Vice President, Chief Financial Officer of the Company, effective November 28, 2022.

Mr. Thompson, 49, previously served as executive vice president and chief financial officer of First Foundation Inc. and First Foundation Bank (collectively, “First Foundation”) from 2020 until his resignation in November 2022, and also served as interim president of First Foundation in November 2022. Prior to joining First Foundation, Mr. Thompson served as executive vice president, chief financial officer and treasurer of Opus Bank from 2017 to 2020, executive vice president and chief financial officer of Midland States Bancorp from 2016 to 2017, senior vice president, corporate finance of Zions Bancorporation from 2014 to 2016, and chief financial officer and treasurer from 2010 to 2014 and controller from 2006 to 2010 of American Express Centurion Bank. Prior to that, Mr. Thompson held various senior financial roles, including consultant, auditor, and international controller.

Pursuant to the Company’s offer letter with Mr. Thompson, he will be entitled to receive the following compensation: (i) an annual base salary of $500,000; (ii) a target annual cash bonus opportunity equal to 100% of Mr. Thompson’s annual base salary, payable in accordance with the EIP; provided that in lieu of Mr. Thompson’s participation in the EIP for fiscal 2022, he will receive a guaranteed cash payment of $400,000, payable in March 2023; (iii) TRSAs valued at $500,000, which will vest ratably over a three-year period and are subject to the terms of the Amended and Restated PacWest Bancorp 2017 Stock Incentive Plan; (iv) eligibility to participate in the Company’s long term incentive plan commencing in 2023 and to receive equity incentive awards valued at 150% of his annual base salary, comprised of TRSAs and PRSUs; (v) eligibility to participate in the Company’s Change in Control Severance Plan as described in the Proxy Statement, with a potential change in control severance payment equal to 200% of the sum of Mr. Thompson’s annual base salary and target EIP award; and (vi) eligibility to participate in the executive benefits as described in the Proxy Statement, including reimbursement of up to $100,000 of relocation expenses pursuant to the Company’s Relocation Policy.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing these leadership transitions is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press Release dated November 21, 2022
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACWEST BANCORP

Date: November 21, 2022	By:	/s/ Angela M.W. Kelley
		Name:	Angela M.W. Kelley
		Title:	Executive Vice President, General Counsel and Corporate Secretary

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